STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	9
Beginning Date of Accrual Period	22-Jan-02
End Date of Accrual Period	19-Feb-02
Distribution Date	20-Feb-02
Previous Distribution Date	22-Jan-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 26,847,567.30
Principal Collections	21,250,315.09
Collections of Interest	5,597,252.21
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,847,567.30
Interest Paid to Certificates	873,667.56
Principal Paid to Certificates	25,973,899.74
Equity Certificate	0.00

Balance Reconciliation

Begin Principal Balance	640,587,196.87
Principal Collections (including repurchases)	21,250,315.09
Charge off Amount	94,766.00
End Principal Balance	619,242,115.78

Collateral Performance
Cash Yield (% of beginning balance)	10.99%
Charge off Amount (% of beginning balance)	0.18%
Net Yield	10.81%

Delinquent Loans
30-59 days principal balance of loan	11,589,836.81
30-59 days number of loans	170
60-89 days principal balance of loan	3,398,083.34
60-89 days number of loans	35
90+ days principal balance of loan	11,445,907.88
90+ days number of loans	129

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,524
Number of HEL outstanding (EOP)	7,293
Book value of real estate acquired through foreclosure/grant of deed 1,766,486.26
Number of Loans that went into REO	6
Principal Balance of Loans that went into REO	1,054,612.29

Overcollateralization
Begin OC Amount	114,976,501.76
OC Release Amount	0.00
Extra Principal Distribution Amount	4,628,818.65
End OC Amount	119,605,320.41

Target OC Amount	131,400,401.25
Interim OC Amount	114,881,735.76
Interim OC Deficiency	16,518,665.49

Monthly Excess Cashflow	4,628,818.65

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 69.71%

Interest Calculations
1 month LIBOR	1.73875%
Class A Formula Rate (1 mo Libor plus 29bps)	2.02875%
Class A Pass-Through Rate	2.02875%
Class M Formula Rate (1 mo Libor plus 55bps)	2.28875%
Class M Pass-Through Rate	2.28875%
Available Funds Cap	11.11270%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.437703
2. Principal Distribution per $1,000	36.239215
3. Interest Distribution per $1,000	1.198488

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.02875%
2. Days in Accrual Period	29

3. Class A Interest Due	744,464.74
4. Class A Interest Paid	744,464.74

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	455,533,269.09
2. Class A Principal Due	22,510,713.11
3. Class A Principal Paid	22,510,713.11
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	433,022,555.98

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.6971080
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6992783

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.593025
2. Principal Distribution per $1,000	36.240965
3. Interest Distribution per $1,000	1.352060

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.28875%
2. Days in Accrual Period	29

3. Class M Interest Due	129,202.82
4. Class M Interest Paid	129,202.82

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	70,077,426.02
2. Class M Principal Due	3,463,186.63
3. Class M Principal Paid	3,463,186.63
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	66,614,239.39

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.6970933
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.1075738